                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 4, 2005
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                        0-14183                81-0141785
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                          59401
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (406) 791-7500
                                                   -----------------------------

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|  |   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|  |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|  |   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
|  |   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

     (a)  Dismissal of Independent Accounting Firm.

          (i)  Pursuant to its normal review of its outside audit  requirements, the Audit  Committee  of the Board of  Directors  of the  Company
               requested   proposals  for  its  independent   auditor  services.
               Pursuant to the award of services  to another  firm,  the Company dismissed  Deloitte & Touche LLP (the "principal  accountant") as its independent accountant on March 4, 2005.

          (ii) Except  as  otherwise  disclosed  herein,  none of the  principal accountant's reports on the consolidated  financial statements of the  Company  for the  Company's  two most  recent  fiscal  years contained an adverse  opinion or a disclaimer of opinion,  or was
               qualified  or  modified  as  to  uncertainty,   audit  scope,  or
               accounting principles. In its unqualified opinion dated September
               30, 2003, the principal  accountant  noted that effective July 1,
               2002,  the  Company   adopted  the  provisions  of  Statement  of
               Financial  Accounting  Standards ("SFAS") No. 143, Accounting for
               Asset Retirement  Obligations.  In its unqualified  opinion dated
               December  16,  2004,  the  principal  accountant  noted  that the consolidated  financial statements for fiscal years 2003 and 2002 had been restated.

          (iii)The decision to change  independent  accountants  was approved by the Audit Committee of the Board of Directors of the Company.

          (iv) During the preceding two fiscal years and any subsequent  interim period preceding the dismissal of the principal  accountant,  the
               Company had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure,  which disagreements, if not resolved to the satisfaction of the principal  accountant, would have caused the principal  accountant to make  reference to the subject matter of the  disagreements  in connection  with the principal accountant's reports.

          (v)  Except as  otherwise  disclosed  herein,  none of the  reportable events listed in paragraphs  (a) (1) (v) (A) - (D) of Item 304 of
               Regulation  S-K occurred  during the two most recent fiscal years and any subsequent interim periods preceding the dismissal of the principal accountant. On September 29, 2004, the Company issued a press release announcing that the previously issued  consolidated financial statements for the fiscal years ended June 30, 2002 and
               June 30,  2003 and the first  three  quarters  of the fiscal year ended June 30, 2004  should not be relied upon  because of errors in those  financial  statements and that the Company likely would
               restate  those   financial   statements  to  make  the  necessary
               accounting  adjustments.  In connection  with the Company's audit
               for  fiscal  2004,  and  after  discussions   between  the  Audit
               Committee and the principal accountant, the Company

               corrected  its  accounting  with  regard to certain  natural  gas
               agreements   following  a  review  which  identified   accounting
               treatment  issues with the  agreements.  The Company's  principal accountant  advised the Company that it had identified a material
               weakness  in  the  Company's   internal  control  over  financial
               reporting in connection with energy contracts. During fiscal year
               2004  and the  first  part  of  fiscal  year  2005,  the  Company implemented  changes  in  the  internal  control  over  financial
               reporting  to  address  the  material  weakness.   Those  changes
               involved  implementation of procedures respecting the contracting for gas under natural gas purchase and sale agreements, including establishing a separation  between the  deal-making  function and
               the   accounting   and   contract    administration    functions,
               establishment  of record  systems  and  procedures  that  require reconciliation of actual  performance by the contracting  parties against the prices, quantities and other material terms specified
               in  the  agreements,   and  redundant   documentation  for  every
               agreement regarding its classification  pursuant to SFAS No. 133.
               The  procedures  are  designed  to make  sure  that all  material obligations  entered  into  on  behalf  of  the  Company  or  its subsidiaries  receive proper review and that those agreements are enforced and performed  according to their terms and  conditions.
               The  procedures  are also  designed to make sure that the Company complies with applicable accounting requirements. The Company has authorized  the  principal  accountant  to  respond  fully to the inquiries of the new  independent  accountant,  Hein & Associates
               LLP,  concerning the material weakness and related restatement of the Company's  consolidated financial statements for fiscal years
               2002 and 2003 and the first three quarters of fiscal 2004.

          (vi) The Company has requested that the principal accountant furnish a letter  stating  whether or not the principal  accountant  agrees with the above statements. A copy of this letter will be filed as an  exhibit to a current  report on Form 8-K within two  business days of its receipt.

     (b)  Engagement of New Independent Accountants.

          (i)  On March 4, 2005, the Company  engaged Hein & Associates LLP (the
               "new independent accountant") to audit the Company's consolidated financial  statements.  The new  independent  accountant  was not consulted on any matter described in Item 304(a)(2) of Regulation
               S-K  during  the  Company's  two most  recent  fiscal  years  and subsequent  interim  periods  preceding the engagement of the new independent  accountant.  Although Hein & Associates  LLP was not consulted on the application of accounting  principles in regards to the  derivative  accounting  related to natural gas contracts, the Company did engage Hein & Associates  LLP as a consultant  to review  the  work  that the  Company  completed  in its  internal analysis  of  these  contracts.  The  results  of the  procedures performed by  management,  and  consulted on by Hein & Associates
               LLP, were reported in its Annual Report on Form 10-K for the year ended  June  30,  2004.  There  were no  differing  views  on the analysis  of the  Company's  natural gas  contracts  among Hein &
               Associates   LLP,   Deloitte  &  Touche   LLP  or  the   Company.
               Additionally, Hein & Associates LLP did not consult or advise the
               Company on any changes to its  internal  controls  related to the material  weakness  noted  by  Deloitte  &  Touche  LLP.  The new independent  accountant  has reviewed and approved the content of this report on Form 8-K.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
                                          --------------------------------------
                                            John C. Allen
                                            Senior Vice President and
                                            General Counsel

Date:  March 10, 2005

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